SHARE CAPITAL	12 Months Ended
Dec. 31, 2021
SHARE CAPITAL
SHARE CAPITAL

29.  SHARE CAPITAL

Holders of Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares are entitled to the same rights except for voting and conversion rights. In respect of matters requiring a shareholder’s vote, each Class A Ordinary Share is entitled to one vote right, each Class B Ordinary Share is entitled to ten votes, and each Class C Ordinary Share is entitled to one vote and certain veto rights. Each Class B Ordinary Share and Class C Ordinary Share is convertible into one Class A Ordinary Share at any time by the holder. Class A Ordinary Shares are not convertible into Class B Ordinary Share and Class C Ordinary Shares under any circumstances. Upon any transfer of Class B Ordinary Shares and Class C Ordinary Shares by a holder to any person or entity which is not an affiliate of such holder, such Class B Ordinary Shares and Class C Ordinary Share will be automatically converted into an equal number of Class A Ordinary Shares.

For the years ended December 31, 2019, 2020 and 2021, 304,200, nil and 16,680,000 Class A ordinary shares were issued to settle the share options exercised and RSUs vested. For the year ended December 31, 2020, 104,304 Class A ordinary shares issued to settle RSUs vested in prior years were repurchased and cancelled.

In October 2019, the Company issued 60,000 newly created Class C ordinary shares to Personal Group Limited, a British Virgin Islands company wholly owned by Mr. Sheng Chen, the executive chairman of our board of directors, at a price of US$1.35 per share, to execute business strategies over the long term under the leadership of the Company’s board and senior management.

In August 2020, the Company completed a public offering in which the Company offered and sold 19,550,000 ADSs (or 117,300,000 Class A ordinary shares), including 2,550,000 ADSs (or 15,300,000 Class A ordinary shares) purchased by the underwriters by exercising their option. The Company raised a total of RMB2,680,421 in proceeds from this public offering, net of underwriting discounts and commissions and other issuance costs.

During the year ended December 31, 2020 and 2021, Purchaser of the 2025 Convertible Notes exercised the right to convert approximately 23.7% and 42.3% of the total principal amount issued to 23,710,140 and 42,401,010 newly issued Class A ordinary shares at the conversion price of US$12 per ADS, respectively.

In 2020 and 2021, the Company issued nil and 7,800,000 ordinary shares to its share depositary bank which will be used to settle stock option awards upon their exercise, respectively. No consideration was received by the Company for this issuance of ordinary shares. These ordinary shares are legally issued and outstanding but are treated as escrowed shares for accounting purposes.

On March 1, 2021, all 150,000 Series A perpetual convertible preferred shares has been converted into 54,507,816 Class A Ordinary Shares.

In April 2021, the Company repurchased from Tuspark Innovation Venture Ltd., (“Tuspark”) 48,634,493 Class B ordinary shares for an aggregate purchase price of US$260.0 million. The repurchase price was at US$5.346 per ordinary share, or US$32.076 per ADS. 48,634,493 Class B ordinary shares were cancelled immediately. Meanwhile, remaining 62,418,897 Class B ordinary shares held by Tuspark were converted into the same number of Class A ordinary shares of the Company.

On August 19, 2021, 4,100,000 Class B ordinary shares held by Sunrise Corporate Holding Ltd., were converted into the same number of Class A ordinary shares.